CONSISTENT STRATEGY. DELIBERATE EXECUTION. Capital One Securities Inaugural REIT Conference January 11, 2021

Our vast industry knowledge, experienced executive team and entrepreneurial spirit make Sabra uniquely positioned to succeed in our dynamic industry. We have the size, know-how, balance sheet and passion to deliver long-term value to shareholders. DELIVERING VALUE Capital One Securities Inaugural REIT ConferenceJanuary 11, 2021 2

“WE’VE BUILT A STRONG AND RESILIENT FOUNDATION.” – Rick Matros, Chief Executive Officer STRATEGY Capital One Securities Inaugural REIT ConferenceJanuary 11, 2021 3

4 35% 71 $6.3B1 SABRA TODAY STRATEGY Capital One Securities Inaugural REIT ConferenceJanuary 11, 2021 DEBT/ASSET VALUE OPERATOR RELATIONSHIPS ENTERPRISE VALUE $975M+ LIQUIDITY 9% MAX RELATIONSHIP CONCENTRATION 20.4% NOI CAGR SINCE 2011 (1) Includes Sabra’s 49% pro rata share of the debt of its unconsolidated joint venture. Share price as of 1/7/2021. AS OF SEPTEMBER 30, 2020

A RESILIENT AND AGILE REIT Investment ▪ Invest in high-quality, strong-performing senior housing and SNF portfolios ▪ Relationship diversification ▪ Geographic diversification (investments in 43 states and Canada) ▪ Grow private-pay through investments in high-quality managed senior housing ▪ Develop purpose-built senior housing Finance ▪ Maintain a fortress balance sheet ▪ Maintain sustainable dividend policy Operations ▪ Encourage the sharing of best practices among tenants ▪ Provide industry-leading business intelligence tools STRATEGY Capital One Securities Inaugural REIT ConferenceJanuary 11, 2021 5

“BY OPPORTUNISTICALLY EXECUTING OUR STRATEGY, WE CONTINUE TO DELIVER LONG-TERM VALUE FOR OUR SHAREHOLDERS.” STRATEGY IN ACTION Capital One Securities Inaugural REIT ConferenceJanuary 11, 2021 6 – Talya Nevo-Hacohen, Chief Investment Officer

7 34 vs 72 STRENGTHENED BALANCE SHEET BY REDUCING LEVERAGE STRATEGY IN ACTION Capital One Securities Inaugural REIT ConferenceJanuary 11, 2021 Lowered cost of PERMANENT DEBT by 75 basis points to 3.53% Reduced NET DEBT TO ADJUSTED EBITDA1 ratio from 5.66x to 4.91x DECEMBER 31, 2018 vs SEPTEMBER 30, 2020 (1) Net Debt to Adjusted EBITDA excludes the unconsolidated joint venture.

8 INTEREST COVERAGE + 1.27x to 5.41x FIXED CHARGE COVERAGE + 1.52x to 5.22x TOTAL DEBT/ASSET VALUE IMPROVED 1400 bps SIGNIFICANTLY IMPROVED CREDIT METRICS STRATEGY IN ACTION Capital One Securities Inaugural REIT ConferenceJanuary 11, 2021 DECEMBER 31, 2018 vs SEPTEMBER 30, 2020

“WE CUSTOMIZE OUR FINANCIAL SOLUTIONS TO PROVIDE OPERATORS WITH CAPITAL TO INVEST IN THEIR BUSINESS AND SUPPORT THE DELIVERY OF QUALITY CARE.” – Talya Nevo-Hacohen, Chief Investment Officer INVESTMENT THESIS Capital One Securities Inaugural REIT ConferenceJanuary 11, 2021 9

OPPORTUNISTICALLY SOURCED, CREATIVELY STRUCTURED AND PRUDENTLY FINANCED Unique, Accretive Investments Utilize our operational and asset management expertise to identify and capitalize on new opportunities where off-market price dislocation exists. Support Operator Expansion Be the capital partner of choice for the expansion and growth aspirations of our leading operators with regional expertise and favorable demographics. Creatively Financed Development Pursue strategic development opportunities. Minimize risk by making smaller initial investments in purpose-built facility development projects. Opportunistically utilize preferred equity and mezzanine debt investment structures. Optimize Portfolio Continue to curate our portfolio to optimize diversification and maintain a mix of assets well positioned for the future of health care delivery. INVESTMENT THESIS Capital One Securities Inaugural REIT ConferenceJanuary 11, 2021 10

“OUR PORTFOLIO AND TENANTS ARE POSITIONED TO DELIVER QUALITY CARE NOW AND IN THE FUTURE.” PORTFOLIO – Peter Nyland, Executive Vice President Asset Management Capital One Securities Inaugural REIT ConferenceJanuary 11, 2021 11

▪ Since the start of the COVID-19 pandemic, we have collected 99.9% of our expected rents. Through the first few business days of January, collections are in line with what we normally receive through this point of the month. ▪ Our balance sheet remains strong, our liquidity increased $23.7 million during the quarter to $979.0 million as of September 30, 2020, and we have no material debt maturities until 2024. We remain committed to maintaining our Net Debt to Adjusted EBITDA below 5.50x and continue to closely manage our debt levels to remain below this target. For additional detail and information regarding Net Debt to Adjusted EBITDA, refer to the Credit Metrics and Ratings section of our corresponding Supplemental Report and the Reconciliation of Non-GAAP Financial Measures, both available in the Investor Relations section of our website at http://www.sabrahealth.com/investors/financials/reports-presentations. ▪ Our growth expectations continue to be impacted by our cost of capital. We have recently seen significant improvements in our cost of debt while seeing continued volatility in our cost of equity. While we have successfully made investments of over $154.5 million during the nine months ended September 30, 2020, these dynamics continue to challenge our growth opportunities. We remain focused on maintaining a strong balance sheet with ample liquidity and a well-covered dividend, and we continue to pursue opportunities for accretive growth, which we believe can primarily come from the skilled nursing, behavioral and addiction asset classes until our cost of equity stabilizes. COVID-19 IMPACT ON OUR BUSINESS PORTFOLIO Capital One Securities Inaugural REIT ConferenceJanuary 11, 2021 12

The COVID-19 pandemic continues to have a significant impact on the operations of our facilities, although mitigated by government relief packages that continue to provide assistance to our Skilled Nursing/Transitional Care and Specialty Hospital and Other portfolios, and, beginning in the third quarter, our Senior Housing - Leased and Senior Housing - Managed portfolios. OCCUPANCY ▪ Occupancy for our portfolio has declined from February 2020 through December 15, 2020 as follows: ▪ Skilled Nursing/Transitional Care: 1,189 basis points ▪ Skilled Mix census in our Skilled Nursing/Transitional Care portfolio increased 284 basis points during this same period ▪ Senior Housing - Leased: 507 basis points ▪ Senior Housing - Managed: 815 basis points ▪ Occupancy from February 2020 through December 15, 2020 for our Specialty Hospitals and Other portfolio increased 173 basis points. ▪ Third quarter occupancy decreases in our Skilled Nursing/Transitional Care and Senior Housing portfolios were lower than decreases reported by NIC. SENIOR HOUSING – MANAGED OPERATIONS ▪ Despite Occupancy Percentage decreases in our Senior Housing – Managed portfolio during the quarter, Revenue Per Occupied Room (“REVPOR”), which excludes government grant income, has remained strong. REVPOR for wholly-owned majority assisted living, wholly-owned independent living REVPOR and our Enlivant joint venture increased 1.4%, 0.6% and 2.5%, respectively, from the second quarter. ▪ In a difficult operating environment, Enlivant implemented an annual increase in rates of approximately 4% for eligible residents effective October 1, 2020. ▪ During the third quarter of 2020, total operating expenses in our Senior Housing -Managed portfolio decreased $1.3 million from the second quarter, mainly due to a $1.4 million decrease in COVID-19 related expenses during the quarter. ▪ Despite a 270 basis point drop in occupancy from the second quarter, cash NOI margin for the third quarter of 2020 in our Senior Housing - Managed portfolio was 26.7% (22.5% excluding CARES Act funds), compared to 22.6% in the second quarter. COVID-19 IMPACT ON OUR PORTFOLIO PORTFOLIO Capital One Securities Inaugural REIT ConferenceJanuary 11, 2021 13

▪ The combined impact of these factors noted on slide 13 has lowered EBITDARM for our leased portfolios and earnings recognized in our Senior Housing-Managed portfolio, though their impact has been partially mitigated thus far due to the provision of the government relief. At this time, we cannot predict the duration or extent of the negative impact; however, we believe that absent further governmental support, a recovery in occupancy levels is critical to avoid providing rent relief for certain of our operators in the future. ▪ The following is a comparison of changes in occupancy, NOI and NOI margin for our Senior Housing – Managed portfolio compared to three publicly traded peers: COVID-19 IMPACT ON OUR PORTFOLIO (CONT.) PORTFOLIO Capital One Securities Inaugural REIT ConferenceJanuary 11, 2021 14 (1) Company data sourced from company filings as of 1/7/2021. (2) As of 9/30/2020 company filings. SHOP Occupancy Loss (Feb – Oct)1 SHOP Same-Store NOI YoY Change2 SHOP Same-Store NOI Margin YoY Change2

▪ In response to the COVID-19 pandemic, the federal government approved several relief packages that have benefited our Skilled Nursing/Transitional Care facility operators. Prior to September 1, 2020, few of these programs were available to our Senior Housing operators; as of September 1, 2020, eligible assisted living and memory care facility operators were permitted to apply for funding through the CARES Act, with the assistance received or expected to be received partially mitigating the negative impact of COVID-19. ▪ The following summarizes the aggregate amounts reported as being received by or made available to our operators from funding sources provided under the CARES Act. Please refer to the Top 10 Relationships and COVID-19 Mitigation Summary section of our Supplemental Report, available in the Investor Relations section of our website at http://www.sabrahealth.com/investors/financials/reports-presentations, for more details. COVID-19: MITIGATION PORTFOLIO Capital One Securities Inaugural REIT ConferenceJanuary 11, 2021 15

Mitigation Source Mitigates EBITDARM Reductions Description Estimated Available (All Sabra Relationships) PRF 1: Yes The CARES Act has, to date, appropriated $175 billion to the Provider Relief Fund (“PRF” or the “Fund”) for hospitals and other healthcare providers nationwide to prevent, prepare for and respond to COVID-19, with such amount to be distributed through grants and other payment mechanisms. Thus far, approximately $145 billion of such appropriated amount has been, or is in the process of being funded through three phases of general distributions, various targeted distributions and certain performance-based incentive payments. $220 million 2 Suspension of Medicare sequestration: Yes The CARES Act initially suspending the Medicare sequester (2% of all Medicare fee-for-service payments) from May 1– December 31, 2020 has since been extended to March 31, 2021. $10 million FMAP: Yes The Family First Coronavirus Response Act provides a temporary 6.2% increase in Federal Medical Assistance Percentages (“FMAP”) retroactive to January 1, 2020 with anticipated continuation through June 30, 2021. States have discretion regarding the distribution of these funds to various healthcare providers. $40 million AAMP: The CARES Act expanded the existing program to allow acute, cancer and children’s hospitals to request accelerated and advance Medicare payment (“AAMP”) of up to 100% of their Medicare payments for a six-month period, while critical access hospitals may request up to 125%. Other Medicare providers and suppliers (including physicians) may request up to three months advance payment. Repayment will not begin for one year from when the first loan payment was made and will be interest-free for up to 29 months. $130 million 3,4 Employer payroll tax delay: Under the CARES Act, employers can defer payment of the 6.2% FICA tax on wages paid from March 27–December 31, 2020. 50% of the deferred payment is due by December 31, 2021, and the remaining 50% is due by December 31, 2022. All employers are eligible unless they have had a loan forgiven through the Paycheck Protection Program (“PPP”). $20 million 3 PPP: Potentially The CARES Act expands eligibility for and provides $349 billion to fund special new loans, loan forgiveness and other relief to small businesses with fewer than 500 employees that have been affected by COVID-19. The Small Business Association can provide a maximum loan of 250% of the last 12 months’ average monthly payroll costs over the February 15–June 30, 2020 period, capped at $10 million. Loan amounts spent on payroll and certain other costs for eight weeks following loan origination would be forgiven. The PPP closed to new loan applications on August 8, 2020. $70 million COVID-19: MITIGATION (CONT.) PORTFOLIO Capital One Securities Inaugural REIT ConferenceJanuary 11, 2021 16 (1) For information as to specific eligibility requirements and methodology / timing of distributions, please refer to https://www.hhs.gov/coronavirus/cares-act-provider-relief-fund/index.html (2) Amount includes estimated distribution to eligible senior housing operators equal to 2% of annual patient care revenue. (3) Provides additional near-term liquidity for our operators. (4) Benefit may be limited depending on reserve requirements under any working capital or other loans utilized by our operators. Total: $490M

▪ In addition to the mitigation sources on slide 16, there have been other governmental actions taken that benefit skilled nursing/transitional care operators. These actions include the waiver of the requirement for skilled nursing/transitional care patients to have stayed in a hospital for three days for services rendered in a skilled nursing/transitional care facility to qualify for Medicare Part A and the relaxation of certification requirements for employees performing nonclinical services in these facilities. Lastly, the Department of Health and Human Services (“HHS”) extended the COVID-19 Public Health Emergency for another 90 days, effective January 21, 2021, which allows HHS to continue providing temporary regulatory waivers and new rules to equip skilled nursing facilities and some assisted living operators with flexibility to respond to the COVID-19 pandemic. The extension of the COVID-19 Public Health Emergency also extends the Federal Medical Assistance Percentages funding increase through June 30, 2021. ▪ Although we have not seen a disruption from the COVID-19 pandemic in the monthly payment of rents to date, it continues to be difficult to know with certainty the ultimate impact that the ongoing pandemic, as partially mitigated by the various governmental programs, will have on our Senior Housing - Managed portfolio or on the ability of the tenants in our triple-net portfolio to timely pay their monthly rental obligations to us. While the aggregate amount of approximately $490 million in assistance available to our operators remains informative when evaluating potential mitigation at a macro level, the benefits on an individual operator basis vary and may not provide enough relief to meet their rental obligations to us. While the government has continued to show support to the industry, we cannot predict the duration of that government support and therefore continue to believe that absent further governmental support, a recovery in occupancy levels will be critical to avoid providing rent relief for certain of our operators in the future. COVID-19: MITIGATION (CONT.) PORTFOLIO Capital One Securities Inaugural REIT ConferenceJanuary 11, 2021 17

8 Years Wtd. Avg. Remaining Lease Term SUPERIOR RETURNS START WITH A STRONG PORTFOLIO 609 Investments1 PORTFOLIO 80% 85% 82% 73% Average Occupancy Percentage 2.07x 1.31x Rent Coverage3 71 Relationships 39% Skilled Mix SH - Leased SH - Managed 2 SNF/TC/Hosp/Oth. SH - Leased (1) Includes investment in properties held in an unconsolidated joint venture. (2) Excludes unconsolidated joint venture. Occupancy Percentage for our unconsolidated joint venture Senior Housing – Managed portfolio was 76% as of 9/30/2020. (3) EBITDARM Coverage is only included in periods subsequent to our acquisition except for the North American Healthcare portfolio, which is presented on a trailing twelve-month basis and consists of EBITDARM Coverage for facilities owned by Sabra in periods subsequent to our acquisition and underwritten stabilized EBITDARM Coverage for periods preceding our acquisition. In addition, EBITDARM Coverage is presented for the twelve months ended at the end of the respective period and one quarter in arrears, and therefore, EBITDARM Coverage excludes assets acquired after June 30, 2020. Hosp/Oth. Capital One Securities Inaugural REIT ConferenceJanuary 11, 2021 18 AS OF SEPTEMBER 30, 2020 SNF/TC

PROJECTS 25 CURRENT TOTAL INVESTMENT $390M EXPECTED REAL ESTATE VALUE 1 $493M COMPLETED AND PLANNED PROJECTS PROPRIETARY PIPELINE OF PURPOSE-BUILT ASSETS ENHANCES THE QUALITY OF OUR PORTFOLIO PORTFOLIO (1) Represents the value of completed projects at Sabra’s purchase price and the projected purchase price for those projects still in development but for which Sabra has option rights as of 9/30/2020. Capital One Securities Inaugural REIT Conference EXPECTED INITIAL CASH YIELD ON RENTS 7.6% January 11, 2021 19

Senior Housing - Managed 14.9% Specialty Hospitals and Other 10.4% Senior Housing - Leased 9.8% Interest and Other Income 2.0% Skilled Nursing / Transitional Care 62.9% EFFECTIVE ASSET MANAGEMENT AND STRONG OPERATOR RELATIONSHIPS Crafted portfolio of high- quality and diverse facilities passionate about care. PORTFOLIO Asset Mix 1 Capital One Securities Inaugural REIT ConferenceJanuary 11, 2021 (1) Based on Annualized Cash NOI as of 9/30/2020. See the appendix to this presentation for the definition of Annualized Cash NOI. 20

HIGH QUALITY OF CARE STRONG PERFORMANCE Capital One Securities Inaugural REIT ConferenceJanuary 11, 2021 21

OUR OPERATORS ARE DRIVEN BY AN UNWAVERING PASSION: ADVANCING THE QUALITY OF CARE We Work With Operators Who Are: ▪ Highly engaged ▪ Nimble ▪ Regional experts ▪ In markets with favorable demographics ▪ Well positioned for the future of health care delivery OPERATORS Capital One Securities Inaugural REIT ConferenceJanuary 11, 2021 22

WE SUPPORT OUR OPERATORS We Invest in Our Tenants’ Success: ▪ Redevelopment ▪ Expansion ▪ Strategic development ▪ Flexible equity and debt capital solutions OPERATORS Capital One Securities Inaugural REIT ConferenceJanuary 11, 2021 23

“WHEN IT COMES TO EXECUTING OUR STRATEGY, WE DO WHAT WE SAY WE ARE GOING TO DO.” – Talya Nevo-Hacohen, Chief Investment Officer STRATEGY IN ACTION – Rick Matros, Chief Executive Officer “WE’VE CONSISTENTLY DELIVERED VALUE TO OUR SHAREHOLDERS WHILE MAINTAINING A STRONG BALANCE SHEET.” Capital One Securities Inaugural REIT Conference OPERATORS “ONE OF THE MANY ADVANTAGES OF WORKING WITH SABRA IS THAT THEY GET WHAT IT’S LIKE TO BE AN OPERATOR .” - Brent Weil, President and CEO EmpRes Healthcare January 11, 2021 24

PROPRIETARY INFORMATION TECHNOLOGY SYSTEM ▪ Supports the efficient and accurate collection of tenant, financial, asset management and acquisitions information. ▪ Furthers our ability to drive value to shareholders by enabling our team to remain lean, yet effective. CREATING OPERATING EFFICIENCIES OPERATORS Capital One Securities Inaugural REIT ConferenceJanuary 11, 2021 25

DRIVING PERFORMANCE WITH FREE ACCESS TO INDUSTRY-LEADING BUSINESS INTELLIGENCE TOOLS Capital One Securities Inaugural REIT Conference OPERATORS January 11, 2021 26

Data Integrity Audit Real-time MDS verification analyzes the accuracy of the Minimum Data Set (MDS) assessment prior to CMS submission. Each MDS is checked for logical and clinical coding accuracy, with recommended actions when inaccurate, incomplete, or inconsistent information is identified. Helpful alerts identify quality measure triggers and reimbursement items for compliance monitoring. PointRight® Pro 30® Rehospitalization PointRight® Pro 30® is the only all-cause, risk adjusted rehospitalization measure validated by Brown University, adopted by the American Health Care Association, and endorsed by the National Quality Forum (NQF #2375). Includes All-Payer and Medicare as well as clinical cohort-specific rates, with trending and drill-down capability to evaluate resident-level rehospitalization information. Five-Star FastTrack® Interactive monitoring and management of CMS Five-Star Quality Rating performance in each of the domains: Health Inspection, Quality Measures, and Staffing. A “What if” feature facilitates setting of targets and future planning. POINTRIGHT PROGRAM FOR SNF TENANTS OPERATORS January 11, 2021 Capital One Securities Inaugural REIT Conference 27

Avamere 8.5% North American 7.4% Signature Healthcare 7.3% Cadia 7.2% Signature Behavioral 6.6%Enlivant 7.6%Holiday 5.1% Other 2.2% Other 48.1% Relationship Concentration 1 DIVERSE OPERATOR BASE, PASSIONATE ABOUT CARE By diversifying our tenant concentration, we’ve curated a portfolio equipped to perform in today’s dynamic health care market. OPERATORS (1) Based on Annualized Cash NOI as of 9/30/2020. See the appendix to this presentation for the definition of Annualized Cash NOI. Capital One Securities Inaugural REIT ConferenceJanuary 11, 2021 28 Managed (No Operator Credit Exposure) 14.9%

“WE’VE DELIVERED ON OUR PROMISE TO STRENGTHEN OUR BALANCE SHEET AND ARE POISED TO CAPITALIZE ON FUTURE GROWTH OPPORTUNITIES.” – Harold Andrews, Jr., Chief Financial Officer PERFORMANCE Capital One Securities Inaugural REIT ConferenceJanuary 11, 2021 29

Common Equity Value 56% Secured Debt 7% Unsecured Debt 37% Capital Structure 1 ENTERPRISE VALUE $6.3B BALANCED CAPITAL STRUCTURE Our diverse menu of capital options ensures that we have ready access to low- cost capital to fund our growth. PERFORMANCE (1) As of 9/30/2020. Includes Sabra’s 49% pro rata share of the debt of its unconsolidated joint venture. Common equity value estimated using outstanding common stock of 206.9 million shares and Sabra’s closing price of $17.03 as of 1/7/2021. Our Credit Facility, which includes a $1.0 billion Revolving Credit Facility (with $944 million available for borrowing as of 9/30/2020), contains an accordion feature that can increase the total available borrowings to $2.75 billion (up from $2.0 billion plus CAD $125.0 million today). Capital One Securities Inaugural REIT ConferenceJanuary 11, 2021 30

(1) Credit metrics (except net debt to adjusted EBITDA) are calculated in accordance with the credit agreement relating to our revolving credit facility and the indentures relating to our unsecured senior notes. (2) Investment Grade Peers consists of PEAK, WELL, VTR, OHI and NHI, except with respect to the LTM Net Debt to Adjusted EBITDA – Incl. Unconsolidated Joint Venture metric, for which the available data is with respect to PEAK, WELL and VTR. The metrics used to calculate Investment Grade Peers Median are sourced from most recent public filings with the SEC and may not be calculated in a manner identical to Sabra’s metrics. (3) Net Debt to Adjusted EBITDA is calculated based on Pro Forma Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented. Net Debt to Adjusted EBITDA - Including Unconsolidated Joint Venture is calculated based on Annualized Adjusted EBITDA, as adjusted, which includes Annualized Adjusted EBITDA and is further adjusted to include the Company's share of the unconsolidated joint venture interest expense. See “Reconciliations of Non-GAAP Financial Measures” on our website at http://www.sabrahealth.com/investors/financials/reports-presentations/non-gaap for additional information. STRONG INVESTMENT GRADE CREDIT METRICS 1 SABRA 3Q20 INVESTMENT GRADE PEERS MEDIAN 2 LTM Net Debt to Adjusted EBITDA 4.91x 3 6.02x LTM Net Debt to Adjusted EBITDA - Incl. Unconsolidated Joint Venture 5.48x 3 6.35x Interest Coverage Ratio 5.41x 4.55x Debt as a % of Asset Value 35% 39% Secured Debt as a % of Asset Value 1% 4% PERFORMANCE Capital One Securities Inaugural REIT ConferenceJanuary 11, 2021 31

FAVORABLE PROFILE WITH STAGGERED MATURITIES DEBT MATURITY PROFILE AT SEPTEMBER 30, 2020 PERFORMANCE (1) Term loans are pre-payable at par. (2) Revolving Credit Facility is subject to two six-month extension options. (dollars in millions) Capital One Securities Inaugural REIT ConferenceJanuary 11, 2021 32 21

9.8x 11.0x 12.0x 13.5x 15.2x 18.0x 0.0x 4.0x 8.0x 12.0x 16.0x 20.0x SBRA NHI LTC CTRE OHI Big 3 Average 7.0% 4.3% 4.6% 5.9% 6.6% 7.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% SBRA Big 3 Average CTRE LTC NHI OHI 10.6% 6.9% 15.2% 17.7% 31.0% 35.3% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% SBRA Big 3 Average LTC NHI CTRE OHI 25% 15% 24% 41% 43% 69% 63% 85% 64% 4% 57% 27% 12% - 12% 55% 4% 0% 20% 40% 60% 80% 100% SBRA CTRE OHI Big 3 Average LTC NHI Senior Housing Skilled Nursing Other 3% Forward FFO Multiples 1 Dividend Yield Premium / Discount to Consensus NAV Portfolio Composition (% Annualized Cash NOI) 3 Sources: SNL Financial as of 1/7/2021, unless otherwise noted. (1) Forward FFO multiple is calculated as stock price as of 1/7/2021 divided by the forward four quarter consensus FFO from SNL Financial. (2) Big 3 average consists of WELL, VTR and PEAK. (3) Represents latest available concentration for peers from company filings as of 1/7/2021. (4) Based on Annualized Cash NOI for the quarter ended 9/30/2020. See the appendix to this presentation for the definition of Annualized Cash NOI. ATTRACTIVE RELATIVE VALUATION PERFORMANCE 2 2 22 4 Capital One Securities Inaugural REIT ConferenceJanuary 11, 2021 33

SNF CONCENTRATION 1 SNF EBITDARM COVERAGE 1,3TOP FIVE RELATIONSHIP CONCENTRATION 1 (1) Represents latest available concentration and coverage for peers as of 1/7/2021. (2) Based on Annualized Cash NOI as of 9/30/2020 for real estate investments, investments in loans receivable and other investments, and investment in unconsolidated joint venture. See the appendix to this presentation for the definition of Annualized Cash NOI. (3) Represents SNF EBITDARM Coverage for LTC and NHI; total portfolio EBITDARM Coverage for OHI and CTRE. (4) See appendix to this presentation for the definition of EBITDARM Coverage. WELL-POSITIONED PORTFOLIO PERFORMANCE 63% 27% 57% 65% 85% SBRA NHI LTC OHI CTRE 38% 39% 49% 62% 65% SBRA OHI LTC NHI CTRE2 2 4 Capital One Securities Inaugural REIT ConferenceJanuary 11, 2021 34 SH EBITDARM COVERAGE 1 1.31x 1.05x 1.13x 1.19x 1.27x 1.40x SBRA PEAK NHI WELL LTC VTR 4 1.84x 1.84x 1.85x 2.53x 2.89x SBRA OHI LTC CTRE NHI

APPENDIX Capital One Securities Inaugural REIT ConferenceJanuary 11, 2021 35

Adjusted EBITDA.* Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance. Annualized Cash Net Operating Income (“Annualized Cash NOI”).* The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses, excluding expenses related to the COVID-19 pandemic, and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income. EBITDARM. Earnings before interest, taxes, depreciation, amortization, rent and management fees (“EBITDARM”) for a particular facility accruing to the operator/tenant of the property (not the Company), for the period presented. The Company uses EBITDARM in determining EBITDARM Coverage. EBITDARM has limitations as an analytical tool. EBITDARM does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments. In addition, EBITDARM does not represent a property’s net income or cash flows from operations and should not be considered an alternative to those indicators. The Company utilizes EBITDARM to evaluate the core operations of the properties by eliminating management fees, which may vary by operator/tenant and operating structure, and as a supplemental measure of the ability of the Company’s operators/tenants and relevant guarantors to generate sufficient liquidity to meet related obligations to the Company. EBITDARM Coverage. Represents the ratio of EBITDARM to cash rent for owned facilities (excluding Senior Housing - Managed communities) for the period presented. EBITDARM Coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of EBITDARM. EBITDARM Coverage includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Funds From Operations Attributable to Common Stockholders (“FFO”), Normalized FFO, Adjusted FFO (“AFFO”) and Normalized AFFO.* See the definitions included in the accompanying Reconciliations of Non-GAAP Financial Measures for information regarding FFO, Normalized FFO, AFFO and Normalized AFFO. Occupancy Percentage. Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated by dividing the actual census from the period presented by the available beds/units for the same period. Occupancy includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Occupancy Percentage for the Company's unconsolidated joint venture is weighted to reflect the Company's pro rata share. Senior Housing. Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities. Senior Housing - Managed. Senior Housing communities operated by third-party property managers pursuant to property management agreements. Skilled Mix. Skilled Mix is defined as the total Medicare and non-Medicaid managed care patient revenue at Skilled Nursing/Transitional Care facilities divided by the total revenues at Skilled Nursing/Transitional Care facilities for the period indicated. Skilled Mix includes only Stabilized Facilities and excludes facilities for which data is not available or meaningful. Skilled Nursing/Transitional Care. Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities. Specialty Hospitals and Other. Includes acute care, long-term acute care, rehabilitation and behavioral hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care or Senior Housing. Stabilized Facility. At the time of acquisition, the Company classifies each facility as either stabilized or non-stabilized. In addition, the Company may classify a facility as non-stabilized after acquisition. Circumstances that could result in a facility being classified as non-stabilized include newly completed developments, facilities undergoing major renovations or additions, facilities being repositioned or transitioned to new operators, and significant transitions within the tenants’ business model. Such facilities are typically reclassified to stabilized upon the earlier of maintaining consistent occupancy (85% for Skilled Nursing/Transitional Care facilities and 90% for Senior Housing communities) or 24 months after the date of classification as non-stabilized. Stabilized Facilities exclude (i) facilities held for sale, (ii) strategic disposition candidates, (iii) facilities being transitioned to a new operator, (iv) facilities being transitioned from being leased by the Company to being operated by the Company and (v) facilities acquired during the three months preceding the period presented. * Non-GAAP Financial Measures: Reconciliations, definitions and important discussions regarding the usefulness and limitations of the Non-GAAP Financial Measures used in this report can be found at http://www.sabrahealth.com/investors/financials/reports-presentations/non-gaap. DEFINITIONS APPENDIX Capital One Securities Inaugural REIT ConferenceJanuary 11, 2021 36

This presentation contains “forward-looking” statements that may be identified, without limitation, by the use of “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. Forward-looking statements in this presentation include, but are not limited to, all statements regarding the impact of the COVID-19 pandemic on our tenants, operators and Senior Housing - Managed communities, our expectations regarding the potential mitigating effects of the state and federal assistance programs available to our tenants, operators and Senior Housing - Managed communities, and our strategic and operational plans, as well as all statements regarding expected future financial position, results of operations, cash flows, liquidity, financing plans, business strategy, the expected amounts and timing of dividends, projected expenses and capital expenditures, competitive position, growth opportunities and potential investments, plans and objectives for future operations and compliance with and changes in governmental regulations. These statements are made as of the date hereof and are subject to known and unknown risks, uncertainties, assumptions and other factors—many of which are out of the Company’s control and difficult to forecast—that could cause actual results to differ materially from those set forth in or implied by our forward-looking statements. These risks and uncertainties include but are not limited to: the ongoing COVID-19 pandemic and measures intended to prevent its spread, including the impact on our tenants, operators and Senior Housing - Managed communities; our dependence on the operating success of our tenants; the potential variability of our reported rental and related revenues following the adoption of Accounting Standards Update (“ASU”) 2016-02, Leases, as amended by subsequent ASUs (“Topic 842”) on January 1, 2019; operational risks with respect to our Senior Housing -Managed communities; the effect of our tenants declaring bankruptcy or becoming insolvent; our ability to find replacement tenants and the impact of unforeseen costs in acquiring new properties; the impact of litigation and rising insurance costs on the business of our tenants; the possibility that Sabra may not acquire the remaining majority interest in the Enlivant joint venture; risks associated with our investments in joint ventures; changes in healthcare regulation and political or economic conditions; the impact of required regulatory approvals of transfers of healthcare properties; competitive conditions in our industry; our concentration in the healthcare property sector, particularly in skilled nursing/transitional care facilities and senior housing communities, which makes our profitability more vulnerable to a downturn in a specific sector than if we were investing in multiple industries; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to pay dividends, make investments, incur additional indebtedness and refinance indebtedness on favorable terms; increases in market interest rates; the potential phasing out of the London Interbank Offered Rate (“LIBOR”) benchmark after 2021; our ability to raise capital through equity and debt financings; changes in foreign currency exchange rates; the relatively illiquid nature of real estate investments; the loss of key management personnel; uninsured or underinsured losses affecting our properties and the possibility of environmental compliance costs and liabilities; the impact of a failure or security breach of information technology in our operations; our ability to maintain our status as a real estate investment trust (“REIT”) under the federal tax laws; changes in tax laws and regulations affecting REITs (including the potential effects of the Tax Cuts and Jobs Act); compliance with REIT requirements and certain tax and tax regulatory matters related to our status as a REIT; and the ownership limits and takeover defenses in our governing documents and under Maryland law, which may restrict change of control or business combination opportunities. Additional information concerning risks and uncertainties that could affect our business can be found in our filings with the Securities and Exchange Commission (the “SEC”), including Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2019 and in Part II, Item 1A of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020. Forward-looking statements made in this presentation are not guarantees of future performance, events or results, and you should not place undue reliance on these forward- looking statements, which speak only as of the date hereof. The Company assumes no, and hereby disclaims any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law. TENANT AND BORROWER INFORMATION This presentation includes information (e.g., EBITDARM Coverage and occupancy percentage) regarding certain of our tenants that lease properties from us and our borrowers, most of which are not subject to SEC reporting requirements. The information related to our tenants and borrowers that is provided in this presentation has been provided by, or derived from information provided by, such tenants and borrowers. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only. FORWARD-LOOKING STATEMENTS APPENDIX Capital One Securities Inaugural REIT ConferenceJanuary 11, 2021 37